SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 15, 2013

Date of Report
(Date of Earliest Event Reported)

Commission File No. 000-54300

RELIABRAND INC.

(Exact name of Registrant as specified in its charter)

Nevada, USA	75-3260541
(State of Incorporation)	(IRS Employer Identification No.)

430 Banks Road, Suite 100, Kelowna, BC Canada V1X 6A3
(Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (778) 478-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2012, Reliabrand Inc. (the “Company”)’s shareholders approved an increase of the Company’s authorized shares of common stock from 100,000,000 to 150,000,000, par value $.0001. On December 20, 2012, the Company filed a Certificate of Amendment with the Nevada Secretary of State, which reflects this increase in authorized capital.

ITEM 7.01 FD Disclosure

(a)           The Company issued press releases on January 15, 2013 and January 16, 2013, copies of which are attached hereto as exhibits.
(b)           The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
3.3(4)*	Certificate of Amendment, as filed with the Nevada Secretary of State
99(vii)*	January 15, 2013 Press Release
99(viii)*	January 16, 2013 Press Release
 __________
*filed herewith
SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABRAND INC.

January 16, 2013	By:	/s/ Antal Markus
Name: Antal Markus
Title: CEO